UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 10, 2025
Date of Report (date of earliest event reported)

LISATA THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33650	22-2343568
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 Allen Road, Second Floor, Basking Ridge, NJ 07920
(Address of Principal Executive Offices)(ZipCode)
(908) 842-0100
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LSTA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Compensatory Arrangements of Certain Officers
David Mazzo
Second Amended and Restated Employment Agreement
On June 10, 2025, Lisata Therapeutics, Inc. (the “Company”) entered into an amended and restated employment agreement with David J. Mazzo, Ph.D., the Company’s Chief Executive Officer (the “Mazzo Second Amended and Restated Employment Agreement”). The Mazzo Second Amended and Restated Employment Agreement supplements and amends the Amended and Restated Employment Agreement, dated and effective as of March 19, 2021, between Dr. Mazzo and the Company.
The Mazzo Second Amended and Restated Employment Agreement:
i.amends Dr. Mazzo’s base salary to $717,229 from $633,032 and removed the non-accountable expense allowance of $12,000 per year;
ii.clarifies that a material reduction in Dr. Mazzo’s base salary is included in the definition of “Good Reason”;
iii.amends that in the event of Dr. Mazzo’s termination from the Company within two years following a Change in Control (as defined therein), any determination on (a) whether Dr. Mazzo’s termination constitutes a termination with or without Cause (as defined therein) or with or without Good Reason (as defined therein) and (b) Dr. Mazzo’s entitlement to the separation benefits and payments described therein, will be determined by the board of directors of the Company as constituted immediately prior to such Change in Control, which board may delegate its authority to a qualified independent third party;
iv.amends Dr. Mazzo’s COBRA benefit coverage after the date of termination to monthly reimbursement payments for the cost of Dr. Mazzo’s group health plan coverage, except in the event that such payment would incur tax penalties to the Company, violate applicable nondiscrimination requirements or in the event that the Company terminates the group health plan, in which case the Company will pay Dr. Mazzo a lump-sum cash payment equal to the aggregate cost of the remaining reimbursement payments less required withholdings;
v.amends the form of payment of Dr. Mazzo’s bonus payments in the event of a termination not in connection to a Change in Control to a lump-sum payment;
vi.amends the definition of “Change in Control” therein to include the approval by the shareholders of the Company of any plan of complete liquidation of the Company, provided that the Change in Control meets all of the requirements of a “change in control” within the meaning of Treasury Regulation §1.409A-3(i)(5);
vii.clarifies that the base salary severance payments, to the extent that the payments are in the aggregate less than or equal to twice the compensation limit under Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the “Code”), comply with the involuntary separation pay plan exception to Section 409A of the Code, and further clarifies that Dr. Mazzo may receive such severance payments as a lump sum payment on the next payroll period following the date of his termination from employment; and
viii.clarifies other technical terms for compliance with Section 409A of the Code.
The foregoing summary of the Mazzo Second Amended and Restated Employment Agreement does not purport to be complete and is subject to, and qualified in its entirety, by the full text of the Mazzo Second Amended and Restated Employment Agreement, a copy of which is attached to this Current Report as Exhibit 10.1.
Kristen Buck
Amended and Restated Employment Agreement
On June 10, 2025, the Company entered into an amended and restated employment agreement with Kristen K. Buck, M.D., the Company’s Vice President, R&D and Chief Medical Officer (the “Buck Amended and Restated Employment Agreement”). The Buck Amended and Restated Employment Agreement supplements and amends the Employment Agreement, dated and effective as of July 26, 2021, between Dr. Buck and the Company.

The Buck Amended and Restated Employment Agreement:
i.amends Dr. Buck’s base salary to $599,342 from $550,000;
ii.clarifies that a material reduction in Dr. Buck’s base salary is included in the definition of “Good Reason”;
iii.amends that in the event of Dr. Buck’s termination from the Company within two years following a Change in Control (as defined therein), any determination on (a) whether Dr. Buck’s termination constitutes a termination with or without Cause (as defined therein) or with or without Good Reason (as defined therein) and (b) Dr. Buck’s entitlement to the separation benefits and payments described therein, will be determined by the board of directors of the Company as constituted immediately prior to such Change in Control, which board may delegate its authority to a qualified independent third party;
iv.amends Dr. Buck’s COBRA benefit coverage after the date of termination to monthly reimbursement payments for the cost of Dr. Buck group health plan coverage, except in the event that such payment would incur tax penalties to the Company, violate applicable nondiscrimination requirements or in the event that the Company terminates the group health plan, in which case the Company will pay Dr. Buck a lump-sum cash payment equal to the aggregate cost of the remaining reimbursement payments less required withholdings;
v.amends Dr. Buck’s bonus payments in the event of a termination not in connection to a Change in Control such that the amount will not be pro-rated for the number of days Dr. Buck was employed in the year of termination of employment;
vi.amends the definition of “Change in Control” therein to include the approval by the shareholders of the Company of any plan of complete liquidation of the Company, provided that the Change in Control meets all of the requirements of a “change in control” within the meaning of Treasury Regulation §1.409A-3(i)(5);
vii.clarifies that the base salary severance payments, to the extent that the payments are in the aggregate less than or equal to twice the compensation limit under Section 401(a)(17) of the Code comply with the involuntary separation pay plan exception to Section 409A of the Code, and further clarifies that Dr. Buck may receive such severance payments as a lump sum payment on the next payroll period following the date of her termination from employment; and
viii.clarifies other technical terms for compliance with Section 409A of the Code.
The foregoing summary of the Buck Amended and Restated Employment Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Buck Amended and Restated Employment Agreement, a copy of which is attached to this Current Report as Exhibit 10.2.
James Nisco
Amended and Restated Separation Benefits Agreement
On June 10, 2025, the Company entered into an amended and restated separation benefits agreement with James Nisco, Senior Vice President Finance and Treasury and Chief Accounting Officer of the Company (the “Nisco Amendment”). The Nisco Amendment supplements and amends the separation benefits provided in the Non-Change in Control Separation Pay Agreement between the Company and Mr. Nisco, dated as of December 24, 2024, and the severance agreement between Mr. Nisco and the Company, dated and effective as of September 12, 2016, and further amended on March 25, 2022.
The Nisco Amendment:
i.amends the definition of “Change in Control” therein to include the approval by the shareholders of the Company of any plan of complete liquidation of the Company, provided that the Change in Control meets all of the requirements of a “change in control” within the meaning of Treasury Regulation §1.409A-3(i)(5);
ii.includes a condition that Mr. Nisco’s right to the severance payments and benefits described therein are subject to Mr. Nisco’s timely execution and non-revocation of a general release of claims within sixty days following Mr. Nisco’s termination or such shorter time period set forth therein;
iii.amends Mr. Nisco’s COBRA benefit coverage after the date of termination to monthly reimbursement payments for the cost of Mr. Nisco’s group health plan coverage, except in the event that such payment would incur tax penalties to the Company, violate applicable nondiscrimination requirements or in the event that the Company terminates the group health plan, in which case the Company will pay Mr. Nisco a lump-sum cash payment equal to the aggregate cost of the remaining reimbursement payments less required withholdings;

iv.amends that in the event of Mr. Nisco’s termination from the Company within two years following a Change in Control (as defined therein), any determination on (a) whether Mr. Nisco’s termination constitutes a termination with or without Cause (as defined therein) or with or without Good Reason (as defined therein) and (b) Mr. Nisco’s entitlement to the separation benefits and payments described therein, will be determined by the board of directors of the Company as constituted immediately prior to such Change in Control, which board may delegate its authority to a qualified independent third party;
v.clarifies that the base salary severance payments, to the extent that the payments are in the aggregate less than or equal to twice the compensation limit under Section 401(a)(17) of the Code, comply with the involuntary separation pay plan exception to Section 409A of the Code, and further clarifies that Mr. Nisco may receive such severance payments as a lump sum payment on the next payroll period following the date of his termination from employment; and
vi.clarifies other technical terms for compliance with Section 409A of the Code.
The foregoing summary of the Nisco Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Nisco Amendment, a copy of which is attached to this Current Report as Exhibit 10.3. Descriptions of the separation benefits and payment terms under the Non-Change in Control Separation Pay Agreement between the Company and Mr. Nisco, dated as of December 24, 2024, and the severance agreement between Mr. Nisco and the Company, dated and effective as of September 12, 2016, and further amended on March 25, 2022, can be found in the Company’s definitive proxy statement for the 2025 annual meeting of stockholders, filed on April 25, 2025.
Tariq Imam
Amended and Restated Separation Benefits Agreement
On June 10, 2025, the Company entered into an amended and restated separation benefits agreement (the “Imam Amendment”) with Tariq Imam, Senior Vice President, Business Development and Operations and General Counsel of the Company. The Imam Amendment supplements and amends the separation benefits provided in the Non-Change in Control Separation Pay Agreement between the Company and Mr. Imam, dated as of December 24, 2024, effective as of February 1, 2025 (the “Imam Non-Change in Control Separation Pay Agreement”) and the severance agreement between Mr. Imam and the Company, dated as of March 25, 2022 (the “Imam Severance Agreement”).
Imam Severance Agreement
Pursuant to the Imam Severance Agreement, Mr. Imam is entitled to receive certain payments following his termination from the Company in specific circumstances. If Mr. Imam terminates his employment for Good Reason (as defined in the Imam Severance Agreement) during the period commencing on the effective date of a Change in Control (as defined in the Imam Severance Agreement) and ending on the second anniversary of the effective date of a Change in Control (as defined in the Imam Severance Agreement), or the Company terminates Mr. Imam’s employment without Cause (as defined in the Imam Severance Agreement) (other than by reason of his death or disability), the Company will (a) continue to pay Mr. Imam’s current base salary of $356,000 (the “Imam Salary Payment”) for 12 months following the date the termination becomes effective (the "Imam Severance Period"), commencing on the next payroll period following the date the termination becomes effective and (b) pay Mr. Imam a lump-sum equal to 100% of Mr. Imam’s then annual target bonus on the next payroll period following the date the termination becomes effective (the “Imam Cash Severance”) and (c) pay monthly the monthly premium amount for continued COBRA coverage. If the Company may not pay Mr. Imam’s COBRA premiums without incurring tax penalties or violating any requirement of law, the Company shall use its commercially reasonable best efforts to provide Mr. Imam with substantially similar assistance in an alternative manner (the “Imam COBRA Payments”), provided that the cost of doing so does not exceed the cost that the Company would have incurred had the Company been able to pay the COBRA premiums on Mr. Imam’s behalf. In addition to the Imam Salary Payment, Imam Cash Severance and the Imam COBRA Payments, the Company shall (i) fully vest as of the date the termination becomes effective, all outstanding unvested equity awards, including options granted to Mr. Imam; and (ii) extend the exercise date of the options to the earlier of the one-year anniversary of the date the termination becomes effective and the original expiration date of the options.
Imam Non-Change in Control Separation Pay Agreement
Pursuant to the Imam Non-Change in Control Separation Pay Agreement, Mr. Imam is entitled to a salary continuation of his current base salary of $356,000 for 12 months from the date of his termination, as well as a lump-sum cash payment of 100% of his then annual target bonus on the next payroll period following the date the termination becomes effective. Mr. Imam is also entitled to payment of accrued but unpaid paid time off and wages up to the date of termination and monthly COBRA coverage reimbursements for 12 months from the date of termination. The Imam Non-Change in Control Separation Pay Agreement also provides an extension of the time period for exercising any fully vested option awards to the earlier of the one-year anniversary of the date the termination becomes effective and the original expiration date of the options.

The Imam Amendment:
i.amends the definition of “Change in Control” therein to include the approval by the shareholders of the Company of any plan of complete liquidation of the Company, provided that the Change in Control meets all of the requirements of a “change in control” within the meaning of Treasury Regulation §1.409A-3(i)(5);
ii.includes a condition that Mr. Imam’s right to the severance payments and benefits described therein are subject to Mr. Imam’s timely execution and non-revocation of a general release of claims within sixty days following Mr. Imam’s termination or such shorter time period set forth therein;
iii.amends Mr. Imam’s COBRA benefit coverage after the date of termination to monthly reimbursement payments for the cost of Mr. Imam’s group health plan coverage, except in the event that such payment would incur tax penalties to the Company, violate applicable nondiscrimination requirements or in the event that the Company terminates the group health plan, in which case the Company will pay Mr. Imam a lump-sum cash payment equal to the aggregate cost of the remaining reimbursement payments less required withholdings;
iv.clarifies that in the event of Mr. Imam’s termination from the Company within two years following a Change in Control (as defined therein), any determination on (a) whether Mr. Imam’s termination constitutes a termination with or without Cause (as defined therein) or with or without Good Reason (as defined therein) and (b) Mr. Imam’s entitlement to the separation benefits and payments described therein, will be determined by the board of directors of the Company as constituted immediately prior to such Change in Control, which board may delegate its authority to a qualified independent third party;
v.clarifies that the base salary severance payments, to the extent that the payments are in the aggregate less than or equal to twice the compensation limit under Section 401(a)(17) of Code, comply with the involuntary separation pay plan exception to Section 409A of the Code, and further clarifies that Mr. Imam may receive such severance payments as a lump sum payment on the next payroll period following the date of his termination from employment; and
vi.clarifies other technical terms for compliance with Section 409A of the Code.
The foregoing summary of the Imam Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Imam Amendment, a copy of which is attached to this Current Report as Exhibit 10.4.
Item 9.01. Financial Statement and Exhibits.

Exhibit No.	Description
10.1	Second Amended and Restated Employment Agreement, by and between the Company and David J. Mazzo, Ph.D., dated as of June 10, 2025
10.2	Amended and Restated Employment Agreement, by and between the Company and Kristen K. Buck, M.D., dated as of June 10, 2025
10.3	Amended and Restated Separation Benefits Agreement, by and between the Company and James Nisco, dated as of June 10, 2025
10.4	Amended and Restated Separation Benefits Agreement, by and between the Company and Tariq Imam, dated as of June 10, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LISATA THERAPEUTICS, INC.

By: /s/ David J. Mazzo
Name: David J. Mazzo, PhD
Title: President & Chief Executive Officer
Dated: June 13, 2025